                                                                    EXHIBIT 10.2

                                       *** CERTAIN CONFIDENTIAL INFORMATION
                                       CONTAINED IN THIS DOCUMENT (INDICATED
                                       BY ASTERISKS) HAS BEEN OMITTED AND
                                       FILED SEPARATELY WITH THE SECURITIES
                                       AND EXCHANGE COMMISSION PURSUANT TO A
                                       REQUEST FOR CONFIDENTIAL TREATMENT
                                       UNDER 17 C.F.R. SECTIONS 200.80(B)(4),
                                       200.83 AND 230.406.

                           SOFTWARE LICENSE AGREEMENT

         This Software License Agreement ("Agreement") is entered into under seal this 16th day of June, 1999 (the "Effective Date") by and between Segami Corporation, a Maryland corporation having its principal offices at 12624 Golden Oak Drive, Ellicott City MD 21042 ("Segami"), and Digirad Corporation ("Digirad"), a Delaware corporation having its principal offices at 9350 Trade Place. San Diego CA 92126.

                             Statement of Intention

         A. Segami is in the business of the development and sale of software for gamma camera image acquisition, processing and display. Segami's current software is called ***

         B. Digirad desires to purchase software from Segami for the purpose of gamma camera image acquisition, processing and display which will interface with Digirad's solid state gamma camera.


         C. Digirad desires to package the *** software and Digirad's hardware for resale as a single product, identifiable only as a Digirad product.

         In consideration of the mutual promises and covenants herein contained, the receipt and sufficiency of which are hereby acknowledged, the parties agree under seal as follows:

         1. DEFINITIONS. For the purposes of this Agreement, the following terms, when used herein, have the following meaning.

"Base Software"-The existing *** software described in EXHIBIT D hereto in object and executable code forms, and all updates, enhancements, revisions, modifications, modules and or sub-modules thereto and all permitted copies, except that Base Software does not include the Interface Development. "Interface Development"-The new code written and modifications made to the Base Software which will allow use of the Base Software with Digirad's current hardware, in object and executable code forms, and all updates, enhancements, revisions, modifications, modules and or sub-modules thereto and all permitted copies.

"Product" - Digirad's solid state gamma camera bundled together with the Base Software and Interface Development.

         2. LICENSE TO DIGIRAD. Subject to all the terms of this Agreement, Segami grants to Digirad a nonexclusive worldwide, fully paid-up license:

         (a) to sublicense the Base Software to end-users only in connection with the sale and use of the Products; any such sublicense shall be pursuant to a sublicense agreement for Segami's


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

benefit that contains applicable similar restrictions and obligations imposed on Digirad hereunder.

         (b) to use, adopt, reproduce, display, perform, test, demonstrate and distribute the Base Software as necessary to market, sale and distribute the Products.

         (c) sublicense to third parties the distribution rights for the Products and Base Software; any such sublicense shall be pursuant to a sublicense agreement for Segami 's benefit that contains applicable similar restrictions and obligations imposed on Digirad hereunder.

The balance of this Section 2 notwithstanding, the license granted to Digirad shall not include the right to sublicense, sell or distribute the Base Software independently and separate from the Product, with the understanding that Digirad may demonstrate the Base Software or distribute demonstration models of the Base Software, limited in function, for use on systems independent from the Product.

         3.       USE/LICENSE FEES.

                  3.1 USE. Segami hereby grants Digirad the right to package and bundle the Base Software with the Product, the Interface Development and Digirad hardware for sale to end-users by Digirad or its subdistributors.

                  3.2 LICENSE FEES. Digirad shall pay a License Fee (the "License Fee") to Segami, in accordance with the attached Exhibit A, for each copy of the Base Software distributed to any end-user, unless otherwise agreed upon in writing by Segami. Payment of the License Fee shall be made by Digirad and tendered to Segami at the sooner of *** days after customer payment or *** days after customer installation. Digirad will receive a reasonable number of demonstration versions of the Base Software including the dongle keys ("Keys") for using such versions ("Demo Versions") to be used for customer demonstrations and/or Digirad roadshows (not for sale to customers). Segami shall deliver the Demo Versions within *** days upon written request from Digirad.

                  3.3 AUDIT. Segami shall have the right to audit the books, financial accounts and documents of Digirad *** in each calendar year for which this contract is in force, to verify the number of copies of the Base Software disseminated by Digirad. Segami shall employ an independent Certified Public Accountant at its own cost and expense for such audit. Segami shall give Digirad a minimum of *** days prior written notification of the audit. Digirad shall not unreasonably withhold its cooperation in the audit.

         4.       INTERFACE DEVELOPMENT.

                  4.1 DEVELOPMENT. Segami agrees to undertake and complete the code design, programming and testing of the Interface Development. Interface Development shall be in accordance with the specifications on the attached Exhibit B (the "Specifications") and the delivery schedule attached hereto as Exhibit C (the "Delivery Schedule"). Segami shall be


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

responsible for obtaining and maintaining operational status and approvals of the Base Software and Interface Development (and any new versions or improvements thereto) under FDA, CE and other regulatory authorities or agencies. Segami agrees that its conduct in performing its obligations under this Agreement shall conform in all material respects to all applicable laws and regulations of the U.S. and foreign governments (and political subdivisions thereof).

                  4.2 ACCEPTANCE. Digirad will, by written notice, accept or reject any portion of the Interface Development delivered (individually, the "Deliverable(s)") within *** days after receipt. Failure to give notice of acceptance or rejection within that period will constitute acceptance. Digirad may reject any Deliverable only if the Deliverable fails to meet the Specifications or, at the fault or failing of that Deliverable alone, the Product cannot operate in a commercially reasonable manner. If Digirad properly rejects the Deliverable, Segami will correct the failures properly specified in the rejection notice within *** days of the rejection notice. When it believes that it has made the necessary corrections, Segami will again deliver the Deliverable to Digirad and the acceptance/rejection/correction provisions above shall be reapplied until the Deliverable is accepted; provided, however, that upon the *** or any subsequent rejection or if the corrections are not made within *** days of the initial rejection, Digirad may at its option terminate this Agreement by immediate written notice unless the Deliverable is accepted during the notice period.

         5. COMPENSATION FOR INTERFACE DEVELOPMENT. Digirad shall make payments to Segami in accordance with the Delivery Schedule. Each payment will be in U.S. dollars from the United States and will be made no later than *** days from the occurrence of the event specified in the Delivery Schedule for which payment is due.

         6. OWNERSHIP RIGHTS. As between the parties Segami shall retain all right title and interest, including all patent, copyright, trade secret, trademark, mask work or other rights, in the Base Software, or any other idea or product conceived or reduced to form by Segami, its agents or assigns as of the Effective Date. Digirad shall have all right, title and interest, in the Interface Development. The parties hereby make any assignments necessary to accomplish the foregoing ownership provisions.

         7.       SUPPORT/MAINTENANCE.

                  7.1      SUPPORT.  During the term of this Agreement:

                           (1)      Segami shall use its best efforts to respond
within *** days after receipt of written notice of verifiable defects, and propose a plan for prompt and effective remedy, and shall provide general guidance concerning the Base Software or Interface Development. Defects shall be reported in writing via electronic mail or facsimile to Segami at the telephone/email numbers provided by Segami to Digirad from time to time.

                           (2)      Segami shall inform Digirad promptly of any
changes in the Base Software or delivery schedules.


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                           (3)      Subject to the other terms and conditions of
this Agreement, Segami shall use its reasonable best efforts to promptly fill Digirad's orders for Keys. Promptly following the execution of this Agreement, Segami shall place *** Keys in escrow. If Segami materially fails to provide a sufficient number of Keys to Digirad for delivery of Products to end-users, after *** days written notice to Segami, Digirad shall be entitled to receive from escrow any or all of the Keys. If Segami fails to provide a sufficient number of Keys to Digirad for delivery of Products to end-users, after *** days written notice to Segami, Digirad shall be entitled to a fully executed purchase order from Segami to the Key manufacturer ("Escrow Materials") authorizing the Key manufacturer to provide directly to Digirad those Keys reasonably necessary, in Digirad's sole discretion, for Digirad to sell and install Product. In support of the foregoing and promptly after execution of this Agreement, Segami will place in escrow (pursuant to the terms of an escrow agreement in form mutually acceptable to the parties hereto) the Escrow Materials as they exist at the date of the Agreement. Segami will update the escrow with any new or modified Escrow Materials and Keys promptly as it becomes necessary and will notify Digirad when it does so. *** ***

                           (4)      Segami agrees to provide *** standard
training *** for Digirad personnel. *** shall be given at Digirad's main office on a schedule reasonably acceptable to Segami but commencing no later than *** days after Digirad's written request. ***
                                      ***
***

                           (5)      Segami shall provide free technical support
to Digirad personnel up to *** during the first year, and *** per year after that. This does not include time spent on developments set forth in Section 4 or
Section 7.1(1). Segami shall provide Digirad with all the user's documentation in its possession.

                  7.2 MAINTENANCE RELEASES. In the exercise of its sole discretion and from time to time, Segami may develop and make available maintenance release for the Base Software at no cost to Digirad. Such maintenance release shall be patches for the purpose of correcting any deficiencies in the Base Software which may become apparent to Digirad and Segami after successful delivery of the Interface Development.

                  7.3 ENHANCEMENTS/UPGRADES. In the exercise of its sole discretion and from time to time, Segami may develop and make available for sale through Digirad to end-users, and at an additional license fee to Segami, to be negotiated in good faith by the Parties, substantially upgraded versions of the Base Software which incorporate significant functional changes or additions, or substantially improved performance.

         8. CONFIDENTIALITY. Each party agrees that all code, inventions algorithms, know-how and ideas and all other business, technical and financial information they obtain from the other are confidential information and property of the disclosing party ("Confidential Information"). Each party shall use Confidential Information of the other party which is disclosed to it only for the purposes of this Agreement and shall not disclose such Confidential


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Information to-any third party, without the other party's prior written consent, other than to Segami's subcontractors, subdistributors and employees on a need-to-know basis. Each party agrees to take measures to protect the confidentiality of the other party's Confidential Information that, in the aggregate, are no less protective than those measures it uses to protect the confidentiality of its own Confidential Information, but at a minimum, each party shall take reasonable steps to advise their employees, subcontractors and subdistributors of the confidential nature of the Confidential Information and of the prohibitions on copying or revealing such Confidential Information contained herein. The parties each agree to require that the other party's Confidential Information be kept in a reasonably secure location. Notwithstanding anything to the contrary contained in this Agreement neither party shall be obligated to treat as confidential, or otherwise be subject to the restrictions on use, disclosure or treatment contained in this Agreement for any information disclosed by the other party (the "Disclosing party") which: (1) is rightfully known to the recipient prior to its disclosure by the Disclosing Party; (2) is generally known or easily ascertainable by non-parties of ordinary skill in computer process design or programming or in the business of the client; (3) is released by the Disclosing Party to any other person, firm or entity (including governmental agencies or bureaus) without restrictions; (4) is independently developed by the recipient without any reliance on Confidential Information; or (5) is or later becomes publicly available without violation of this Agreement or may be lawfully obtained by a party from a non-party. Neither party will be liable to the other for inadvertent or accidental -disclosure of Confidential Information if the disclosure occurs notwithstanding the party's exercise of the same level of protection and care that such party customarily uses in safeguarding its own confidential information.

         Notwithstanding the foregoing, all Confidential Information developed by Segami, including but not limited to the Interface Development, in connection with this Agreement shall be deemed Confidential Information of Digirad disclosed by Digirad to Segami and exceptions (1) and (4) above will not be applicable thereto.


         9. EXPORT CONTROL. Each party hereby agrees to comply with all export laws and restrictions and regulations of the Department of Commerce or other United States or foreign agency or authority, and not to export, or allow the export or re-export of any proprietary information or software or any copy or direct product thereof in violation of any such restrictions, laws or regulations.

         10.      TERMINATION

                  10.1 TERMINATION BY DIGIRAD. Digirad may terminate this Agreement if Segami is in material breach of, or default under, this Agreement and such breach or default is not cured within *** days after Digirad delivers written notice of such breach or default to Segami.

                  10.2 TERMINATION BY SEGAMI. Segami may terminate this Agreement if Digirad is in material breach of or default under, this Agreement and such breach or default is not cured within *** days after written notice to Digirad. A material breach of and default


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

under, this Agreement by Digirad shall include, without limitation, the occurrence of the failure of Digirad to pay any License Fee when due.

                  10.3 SURVIVAL. Sections 5-15 of this Agreement, any accrued rights to payment, any licenses granted in this Agreement that are expressly perpetual and any remedies for breach of this Agreement shall survive termination.

         11.      LIMITATION OF LIABILITY.

                  (a) Except under Section 8 and the indemnity provisions of Section 12, neither party nor its affiliates shall, under any circumstances, be liable to the other party or its affiliates for any claim based upon any third party claim or for consequential, incidental, indirect, punitive, exemplary or special damages of any nature whatsoever, or for any damages arising out of or in connection with any malfunctions, delays, loss of data, loss of profit, interruption of service or loss of business or anticipatory profits, even if a party or its affiliates have been apprised of the likelihood of such damages occurring.

                  (b)      ***
                           ***
                           ***

         12.      INDEMNIFICATION

                  (a) The parties each agree to indemnify, defend and hold harmless the other from and against any and all amounts, including legal fees and other out-of-pocket expenses, payable under any judgment, verdict, court order or settlement for death or bodily injury or the damage to or loss or destruction of any real or tangible personal property to the extent arising out of the indemnitor's negligence, gross negligence, or willful misconduct in the performance of this Agreement.

                  (b) Segami agrees to indemnify, defend and hold harmless Digirad, its distributors and end-users from and against any and all amounts, including legal fees and other out-of-pocket expenses, payable under any judgment, verdict, court order or settlement to the extent resulting from any third party allegation that the Base Software or the work performed by Segami under this Agreement infringes such third party's intellectual property rights, including, without limitation, patent, copyright or trade secret. Should Digirad's use of work performed by Segami be determined to have infringed, or if in Segami's and Digirad's reasonable judgment such use is likely to be infringing, *** *** ***

                  (c) Digirad agrees to indemnify, defend and hold harmless Segami from and against any and all amounts payable under any judgment, verdict, court order or settlement to the extent resulting from any affiliated third party allegation that the work performed by Segami under this Agreement infringes such third party's intellectual property rights to the extent attributable to software, hardware, data, knowledge or services provided by Digirad.


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                  (d) The indemnities in this paragraph are contingent upon: (1) the indemnified party promptly notifying the indemnifying party in writing of any claim which may give rise to a claim for indemnification hereunder; (2) the indemnifying party being allowed to control the defense and settlement of such claim; and (3) the indemnified party cooperating with all reasonable requests of the indemnifying party (at the indemnifying party' expense) in defending or settling such claim. The indemnified party shall have the right, at its option and expense, to participate in the defense of any action, suitor proceeding relating to such a claim through a counsel of its own choosing.

         13. WARRANTIES. Segami warrants that it has and will obtain agreements with its employees and contractors sufficient to allow it to provide Digirad with the assignments and licenses to intellectual property rights contemplated in this Agreement. Segami also warrants that the Base Software and Interface Development and any part thereof shall meet the Specifications, and perform in a commercially reasonable manner until the later of (i) *** years from the final date of delivery on the Delivery Schedule and (ii) with respect to each product containing the Base Software and/or Interface Development, *** year from the date of installation of such product by Digirad or its distributor to an end-user. If Digirad finds that the Products, or part thereof fail to meet the above warranty, Segami shall, at its option, immediately repair or replace the Base Software and/or Interface Development or part thereof at its costs and expenses without prejudice to any other rights and remedies of Digirad under this Agreement or applicable law. If a Deliverable is rejected, the warranty will extend accordingly from any adjusted final delivery date. Except for
Section 14, notwithstanding anything to the contrary contained in this Agreement, Segami makes no other warranties, express or implied, or whether arising by operation of law, course of performance or dealing, custom, usage in the trade or profession or otherwise including without limitation implied warranties of merchantability and fitness for a particular purpose.

         14.      MILLENNIUM WARRANTY.

                  14.1 GENERAL, Other sections of this Agreement notwithstanding, Segami represents and warrants that for a period of four (4) years after the Effective Date, the Base Software and the Interface Development will be able to accurately: (a) process any date-roll event with no adverse impact on the functionality of the software including without limitation, the producing of error(s) or abnormal interruption; (b) process date-data calculations including, without limitation, computation, comparisons, sequencing, sorts and extracts and return and display date-data in a consistent manner regardless of the dates used in such date-data whether before, on, during, or after January 1, 2000; (c) process any date-data computations that can be expected from the software if used for its intended purpose, regardless of the date in time on which the processes are actually performed and regardless of the date-data input, whether before, on, during or after January 1, 2000; (d) exchange date-data related information with other hardware, firmware or software with which it interacts, provided that the interacting hardware, firmware or software is itself capable of exchanging accurate date-data; (e) accept and respond to four-digit year-date input in a manner that resolves any ambiguities as to the century in a defined predetermined and appropriate manner; and (f) store and display date-data in ways that are unambiguous as to the determination of the century. No date-data shall cause such software to


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

perform an abnormally ending routine or function within the processes or generate incorrect values or invalid results. For purposes of the foregoing, a date-rollover event is defined as any transaction between one calendar year and the following calendar year including, without limitation, any time, date and day-of-the-week progressions and any regularly scheduled leap events. Date-data is defined as any data, formula, algorithm, process, input or output, which includes, calculates or represents a date, day or time, a reference to a date, day or time, or a representation of a date, day or time.

                  14.2 SPECIAL REMEDIES. In the event of any breach of the warranties and covenants contained in this section, provided that such breach is not cured by Segami within *** days following receipt of written notice of such breach, in addition to other rights and remedies that may be available to Digirad under this Agreement, Segami shall be responsible for: (a) any costs of repairing, replacing and/or correcting the affected software; and (b) cover and other similar damages that are incurred by Digirad as a result of Segami's breach of this warranty.

         15.      MISCELLANEOUS

                  15.1 BINDING NATURE. This Agreement shall be binding upon and shall inure to the benefit of the parties to this Agreement and their respective successors and permitted assigns. Segami shall not have any right or ability to assign, transfer, or sublicense any obligations or benefit under this Agreement without the written consent of Digirad, except that Segami may assign and transfer this Agreement and its rights and obligations hereunder to any third party who succeeds to substantially all its business or assets.

                  15.2 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties and there are no representations, warranties, covenants, or obligations except as set forth in this Agreement. This Agreement supersedes all prior or contemporaneous agreements understandings, negotiations and discussions, written or oral, of the parties to this Agreement, relating to any transaction contemplated by this Agreement.

                  15.3 SEVERABILITY. Each provision of this Agreement shall be considered separable and if for any reason any provision or provisions in this Agreement are determined to be invalid arid contrary to any existing or future law, that invalidity shall not impair the operation of this Agreement or affect those portions of this Agreement which are valid.

                  15.4 ARBITRATION. If any dispute or controversy arises among the parties to this Agreement concerning any provision of this Agreement, that dispute or controversy shall be submitted for resolution to a board of arbitration in *** *** *** Such arbitration shall be conducted pursuant to the rules of the American Arbitration Association (the "AAA") or other governing rules and *** *** ***


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                  15.5 NO AGENCY. This Agreement shall not be deemed to constitute the parties hereto as partners, joint venturers, nor shall either patty hereto be deemed to be an agent of any nature, kind and description whatsoever of the other.

                  15.6 JURISDICTION AND VENUE. This Agreement shall be governed, enforced, performed and construed in accordance with the laws of the State of *** *** Subject to the provisions of Section 15.4 hereof each of the parties hereto hereby submits to the exclusive jurisdiction of the state and/or federal courts located within the State of *** for any suit, hearing or other legal proceeding of every nature, kind and description whatsoever in the event of any dispute or controversy arising hereunder or relating hereto, or in the event any ruling, finding or other legal determination is required or desired hereunder.

                  15.7 ATTORNEYS FEES. In the event that legal proceedings are commenced in connection with this Agreement or the transactions contemplated hereby, the party or parties *** *** ***

                  15.8 AMBIGUITY. The parties acknowledge that each party and its respective counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments or exhibits, or schedules hereto.

                  15.9 EXHIBITS. The exhibits attached hereto and each certificate, schedule, list summary or other document provided or delivered pursuant to this Agreement or in connection with the transactions contemplated hereby are incorporated herein by this reference and made a part hereof.

                  15.10 COUNTERPARTS. Provided that all parties hereto execute a copy of this Agreement, this Agreement may be executed in counterparts, each of which shall he deemed an original and all of which together shall constitute one and the same instrument. Executed copies of this Agreement may be delivered by facsimile transmission or other comparable electronic means.

                  15.11 VOLUNTARY AGREEMENT. The parties hereto represent that they have carefully read the foregoing Agreement, understood its terms, consulted with an attorney of their choice, and voluntarily signed the same as their own free act with the intent to be legally bound thereby. The terms of this Agreement are contractual and not a mere recital.

                  15.12 FORCE MAJEURE. Neither party shall be liable to the other for its failure to perform any of its obligations under this Agreement during any period in which such performance is delayed due to circumstances beyond its control, including acts of God or public authorities, was and war measures, civil unrest, natural disasters or delays in transportation, delivery or supply.


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                  15.13 NOTICE. All notices under this Agreement shall be in writing and shall be deemed given when personally delivered or three days after being sent prepaid certified or registered United States mail to the address of the party to be noticed as set forth below or such other addresses as such party last provided to the other by notice:


                           Digirad:         Digirad Corporation
                                            9350 Trade Place
                                            San Diego CA 92126
                                            Attn: President and COO

                           Segami:          Segami Corporation
                                            12624 Golden Oak Drive
                                            Ellicott City MD 21042
                                            Attn: Philippe Briandet Ph.D.

                           Copy to:         Christopher S. Young, Esq.
                                            3440 Ellicott Center Drive
                                            Ste. 203
                                            Ellicott City MD 21043

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed under seal as of the date first above written.

ATTEST:                                        Digirad Corporation


By:      /s/ ILLEGIBLE                       By:     /s/ Scott Huennekens
   -------------------------------              --------------------------------
Title:        Controller           (SEAL)    Title:    President & COO
      ----------------------------                 -----------------------------


                                             Segami Corporation


By:         /s/ ILLEGIBLE       (Secretary)  By:        /s/ ILLEGIBLE
   -------------------------------                ------------------------------
Title:                             (SEAL)    Title:      President
      ----------------------------                 -----------------------------

                                    EXHIBIT A
                                PRICING SCHEDULE



                                       ***
                                       ***
                                       ***














*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                    EXHIBIT B



                                       ***
                                       ***
                                       ***
















*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

--------------------------------------------------------------------------------
Information contained in this document is proprietary to DIGIRAD Corporation and should not be released outside of the company without written permission of the company.
--------------------------------------------------------------------------------

                                       ***
                                       ***
                                       ***
















*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

--------------------------------------------------------------------------------
Information contained in this document is proprietary to DIGIRAD Corporation and should not be released outside of the company without written permission of the company.
--------------------------------------------------------------------------------

                                       ***
                                       ***
                                       ***
















*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

--------------------------------------------------------------------------------
Information contained in this document is proprietary to DIGIRAD Corporation and should not be released outside of the company without written permission of the company.
--------------------------------------------------------------------------------

                                       ***
                                       ***
                                       ***
















*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

--------------------------------------------------------------------------------
Information contained in this document is proprietary to DIGIRAD Corporation and should not be released outside of the company without written permission of the company.
--------------------------------------------------------------------------------

                                       ***
                                       ***
                                       ***
















*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

--------------------------------------------------------------------------------
Information contained in this document is proprietary to DIGIRAD Corporation and should not be released outside of the company without written permission of the company.
--------------------------------------------------------------------------------

                                       ***
                                       ***
                                       ***
















*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

--------------------------------------------------------------------------------
Information contained in this document is proprietary to DIGIRAD Corporation and should not be released outside of the company without written permission of the company.
--------------------------------------------------------------------------------

                                       ***
                                       ***
                                       ***
















*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

--------------------------------------------------------------------------------
Information contained in this document is proprietary to DIGIRAD Corporation and should not be released outside of the company without written permission of the company.
--------------------------------------------------------------------------------

                                       ***
                                       ***
                                       ***
















*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

--------------------------------------------------------------------------------
Information contained in this document is proprietary to DIGIRAD Corporation and should not be released outside of the company without written permission of the company.
--------------------------------------------------------------------------------

                                       ***
                                       ***
                                       ***
















*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

--------------------------------------------------------------------------------
Information contained in this document is proprietary to DIGIRAD Corporation and should not be released outside of the company without written permission of the company.
--------------------------------------------------------------------------------

                                       ***
                                       ***
                                       ***
















*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

--------------------------------------------------------------------------------
Information contained in this document is proprietary to DIGIRAD Corporation and should not be released outside of the company without written permission of the company.
--------------------------------------------------------------------------------

                                       ***
                                       ***
                                       ***
















*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

--------------------------------------------------------------------------------
Information contained in this document is proprietary to DIGIRAD Corporation and should not be released outside of the company without written permission of the company.
--------------------------------------------------------------------------------

                                    EXHIBIT C
                                DELIVERY SCHEDULE



















*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                    EXHIBIT D
                             SEGAMI'S BASE SOFTWARE



















*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

           AMENDMENT TO THE DIGIRAD-SEGAMI SOFTWARE LICENSE AGREEMENT

     This Amendment to the Digirad-Segami Software License Agreement ("Addendum"), is entered into under seal this 15TH day of NOV, 2001, by and between ") by and between Segami Corporation, a Maryland corporation having its principal offices at Segami Corporation 8335 Guilford Rd., Suite I, Columbia MD 21046 ("Segami"), and Digirad Corporation ("Digirad"), a Delaware corporation having its principal offices at 9350 Trade Place, San Diego, CA 92126.

                                   Background

     A. Digirad and Segami entered into a written contract on JUNE 16, 1999 (the "Agreement").
     B. The Parties wish to amend the terms of the Agreement pursuant to paragraph 15 of the Agreement.
     C. Digirad is licensing from Segami a modified version of Segami's Acquisition software, and Segami's current processing and display software, both known under the trade name Mirage.
     D. Digirad desires to develop its own applications, related to acquisition or processing tasks, to run on the Mirage platform.

     In consideration of the mutual promises and covenants herein contained, the receipt and sufficiency of which are hereby acknowledged, the parties agree under seal as follows:

1.   DEFINITION:

     "Digirad Application": an application specified and developed by Digirad's engineers, with or without help from Segami, using the Mirage development platform, without modifying existing Mirage applications.

2.   DELIVERABLES:

     Segami shall deliver its standard version 5 development kit to Digirad, i.e. all .dll and .lib library files, with all associated .hpp headers, some sample source code, plus the current documentation on the platform and its libraries, as is. There will be no support for Mirage version 4.

3.   FEES.

     For the duration of the current Agreement, Segami grants Digirad a non-exclusive license to the Mirage development environment, at no additional charge.

     A one-week training session for 2 or 3 Digirad engineers in Segami's facilities will be offered at no charge (travel, lodging and meal expenses will be the responsibility of Digirad).

     Segami's services to help Digirad develop its own applications are available to Digirad as part of the technical assistance covered under the current Agreement, at the same hourly rate, and without increasing the total guaranteed number of hours.

4.   RESPONSIBILITY.

     Segami shall assume no responsibility whatsoever for the applications developed by Digirad. Segami makes no guarantee that applications developed by Digirad using the version 5 development platform will work as intended with any other version of Mirage, or any other similar Segami product.

5.   OWNERSHIP RIGHTS.

     Segami shall retain all right title and interest in the libraries, including changes that Segami may make to the libraries at Digirad's request, and in the Mirage product in its entirety.

     Digirad shall have all right, title and interest, in the applications that it develops.

6.   INCORPORATION BY REFERENCE.

     This Addendum shall be governed and interpreted as part of the Agreement and its general terms and conditions. If any conflict exists, or is determined by a court or arbitrator to exist, between the Agreement and this Addendum, the Agreement shall be controlling.

In witness whereof, the Parties have caused this Addendum to be executed under seal as of the date first above written.

ATTEST                                     Segami Corporation


 /s/ ILLEGIBLE                             By:   /s/ PHILIPPE BRIANDET
--------------------------------               -----------------------------
Secretary                                  Philippe Briandet, President


                                           Digirad Corporation
--------------------------------
Secretary

                                           By:   /s/ ILLEGIBLE
                                               -----------------------------